________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2005


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                      001-15081                 94-1234979
________________________       ________________________      ___________________
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In response to this Item 1.01, Exhibit 10.1 is hereby incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

    Exhibit No.       Description

       10.1 Written Description of Compensation Arrangement for Union Bank of California, N.A. Non-Employee Directors

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 14, 2005


                                              UNIONBANCAL CORPORATION


                                              By: /s/ JOHN H. MCGUCKIN, JR.
                                                  ____________________________
                                              John H. McGuckin, Jr.
                                              EVP, GENERAL COUNSEL & SECRETARY
                                              (DULY AUTHORIZED OFFICER)

                                  EXHIBIT INDEX

     Exhibit No.       Description

        10.1 Written Description of Compensation Arrangement for Union Bank of California, N.A. Non-Employee Directors